EXHIBIT 32.1

CEO CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 USC §1350)

In connection with the Form 10-Q of Digital River, Inc. for the quarter ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Thomas F. Madison, the Chief Executive Officer of Digital River, Inc. (the “Company”), hereby certifies that, to the best of his knowledge:

1.              The Company’s Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

2.              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has set his hand hereto as of the 7th day of November 2012.

/s/ Thomas F. Madison

Thomas F. Madison
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Digital River, Inc. and will be retained by Digital River, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.